UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 29, 2013

iGambit Inc.

(Exact name of registrant as specified in its charter)

Delaware

000-53862

(State or other jurisdiction

(Commission File Number)

(IRS Employer

of incorporation)

Identification No.)

1050 W. Jericho Turnpike, Suite A

11787

Smithtown, New York

(Address of principal executive offices)

(Zip Code)

Registrant’s telephone number, including area code: (631) 670-6777

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item     Departure of Directors or Certain Officers; Election of Directors; Appointment of

5.02      Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Member of the Board of Directors

On  July  25,  2013,  the  Board  of  Directors  (the  “Board”)  of  iGambit  Inc.,  (the  "Company")

increased the size of the  Board from four (4) members to five (5), pursuant  to article II section 2,

of the Bylaws of the Company.   In addition, pursuant to Article II, Section 3 of the Bylaws of the

Company,  the  Board  appointed  John  Keefe  as  a  member  of  the  Board  of  Directors,  member  of

the  Audit  Committee  and  Chairman  of  the  Compensation  Committee.     Mr.  Keefe  shall  hold

office  until  the  next  annual  election  and  until  his  successor  is  duly  elected  and  shall  qualify,

unless sooner, in accordance with the By-laws of the Company.

Mr.   Keefe   is   an   investment   banker,   venture   capitalist,   founder   of   three   businesses,   and   a

turnaround consultant to businesses in trouble.

Since  2011  to  Present,  Mr.  Keefe  is  the  Founder  and  Chief  Development  Officer  of  Security

Capital  Advisors  LLC,  located  in  Jersey  City,  NJ.   Security  Capital  Advisors  LLC  is  a  firm  providing

indirect financing to local governments in the US.

From  2007  to  2011  Mr.  Keefe  was  Managing  Director  of  Nachman  Hays  Brownstein,  located  in  New

York,    NY.    Nachman    Hays    Brownstein    is    a    national    turnaround    management    firm,    assisting

underperforming   and   troubled   companies,   maximizing   value   for   owners,   investors,   creditors   and

employees.

Mr. Keefe was also a founding General Partner of  a venture capital firm, a founder and CFO of a

computer   software   company,   a   Senior   Vice   President   of   an   investment   banking   firm,   and

emergency  CFO  and   Chief   Restructuring  Officer   of   several   distressed   businesses.   He  is   a

graduate of Harvard College and Harvard Business School.

There  are  no  transactions  in  which  Mr.  Keefe  has  an  interest  requiring  disclosure  under  Item

404(a)  of  Regulation  S-K  or  any  family  relationships  requiring  disclosure  under  Item  401(d)  of

Regulation S-K.

As  previously  reported  on  Form  8-K  dated  April  25,  2013,  the  Board  of  Directors  of  the company accepted the resignation of Mr. John  Waters from the Board and related responsibilities on  the  Audit  and  Compensation  Committee  and  the  Board  reduced  the  size  of  the  Board  to  four  (4)

members effective immediately until a replacement for Mr. Waters was found.

Pursuant  to  the  requirements  of  the  Securities  Exchange  Act  of  1934,  the  Registrant  caused  this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:  July 30, 2013

iGambit Inc.

By:

/s/  John Salerno

John Salerno

Chief Executive Officer